Net fee and commissions expense (Tables)	12 Months Ended
Dec. 31, 2020
Net fee and commissions expense
Schedule of fees and commissions expenses

Skr mn	2020	2019	2018
Fee and commissions earned were related to1:
Lending	1	1	5
Total	1	1	5

Commissions incurred were related to1:
Depot and bank fees	-10	-8	-7
Brokerage	-4	-5	-4
Other commissions incurred	-29	-21	-26
Total	-43	-34	-37
Net fee and commissions expense	-42	-33	-32

Skr -37 million (2019: Skr -28 million) includes financial assets and liabilities not measured at fair value through profit or loss.